Convertible Notes Payable	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Convertible Notes Payable

5. Convertible Notes Payable

In 2010, the Company entered into convertible notes payable agreements (“2010 Notes”) with investors, in two tranches, for a total of $4.5 million. The terms of each of the 2010 Notes bear a fixed interest rate of 5%. In November 2010, the Company extended the maturity date of the 2010 Notes by two months to February 2011. The Company analyzed the amendment under the modification accounting guidance and concluded that the amendment did not result in a substantial modification. In February 2011, the outstanding 2010 Notes and accrued interest of $4.6 million were converted into 10,238,444 shares of Series B convertible preferred stock.

In October 2012, the Company entered into convertible notes payable agreements (“2012 Notes”) with investors for a total of $4.5 million. The 2012 Notes bear a fixed interest rate of 8% accruing from the date of the issuance of 2012 Notes, with principal and unpaid interest payable on January 31, 2013. The 2012 Notes are convertible into shares of the next preferred stock financing at the purchase price of those shares, or into shares of Series B convertible preferred stock at $0.45 per share, at the option of the holder, or may be paid in cash in the event of a default.

In January 2013, the holders of 2012 Notes converted principal of $4.5 million and $88,000 of accrued interest, into 10,195,552 shares of Series B preferred convertible stock at a price of $0.45 per share.